UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21380

           Flaherty & Crumrine/Claymore Total Return Fund Incorporated
               (Exact name of registrant as specified in charter)

                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
               (Address of principal executive offices) (Zip code)

                               Donald F. Crumrine
                        Flaherty & Crumrine Incorporated
                      301 E. Colorado Boulevard, Suite 720
                               Pasadena, CA 91101
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 626-795-7300

                      Date of fiscal year end: November 30

                   Date of reporting period: November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine/Claymore Total Return Fund:

     There can be no mincing words. The preferred market had an awful year. As the table demonstrates, the environment has been extremely difficult for FLC, which must invest most of its assets in preferred securities and which utilizes leverage to achieve its goal of producing a high level of current income. The most positive thing we can say about these numbers stems from our fervent belief that, at present, preferred securities prices have simply fallen too much, and, over time, will recover.

                       TOTAL RETURN ON NET ASSET VALUE(1)
                      FOR PERIODS ENDED NOVEMBER 30, 2008

                                                                  AVERAGE ANNUALIZED
                                          ACTUAL RETURNS               RETURNS
                                     -----------------------   -----------------------
                                      THREE    SIX      ONE    THREE    FIVE   LIFE OF
                                     MONTHS   MONTHS    YEAR   YEARS   YEARS   FUND(2)
                                     ------   ------   -----   -----   -----   -------
Flaherty & Crumrine/Claymore Total
   Return Fund ...................   -37.1%   -44.0%   -49.2%  -19.9%  -11.1%   -10.1%
Lipper Domestic Investment Grade
   Funds(3) ......................   -15.2%   -17.1%   -17.6%   -2.8%    0.2%     0.8%

----------
(1) Based on monthly data provided by Lipper Inc. in each calendar month during the relevant period. Distributions are assumed to be reinvested at NAV in accordance with Lipper's practice, which differs from the methodology used elsewhere in this report.

(2)  Since inception on August 26, 2003.

(3) Reflects the equally-weighted average performance returns of all closed-end funds in Lipper's Domestic Investment-Grade funds category in each month during the period. The category currently includes closed-end funds in the U.S. Mortgage and Corporate Debt BBB Rated sub-categories and has included other sub-categories in prior periods. Although the investment strategies used by the Fund differ significantly from the strategies used by these other fixed-income funds, the Fund seeks to accomplish a similar objective.accomplish a similar objective.

     We encourage you to read the "Discussion Topics" that follow for a more thorough analysis of the Fund's investment performance. We've also included the performance of several preferred market indices for further comparison.

     Once more we struggle to find appropriate words to describe events in the financial markets. Although evidence of market troubles first appeared in mid-2007, there can be little doubt that in recent months we have witnessed the worst fallout from the financial crisis. Over a ten day period in September, the government placed Fannie Mae and Freddie Mac into conservatorship, Lehman Brothers filed for bankruptcy and AIG required the first of two massive doses of government assistance. Like a financial earthquake, these events sent tremors throughout the financial system, with the preferred market situated near the epicenter.

     In response, the Federal Reserve has flooded the system with liquidity, and numerous new government programs designed to stabilize the financial system have been created. The critical objective of each program is to restore confidence in the system, and to that end no amount of effort (or money) has been spared. Many of these efforts appear to be taking hold, and while we are clearly in the midst of a severe economic slowdown, the foundation for recovery is being established.

     Of these government programs, the Capital Purchase Program ("CPP") launched in mid-October had the greatest significance for the Fund. Through this program, the government injected almost $350 billion of capital into qualifying banks and finance companies by purchasing newly issued preferred securities. The preferred market got a boost when it was disclosed that existing preferred securities of companies that participate in the program will typically RANK EQUAL or senior to those held by the government.

     Most of the new government programs are aimed at shoring up the financial industry (commercial banks, investment banks and insurance companies). Despite having disproportionately less exposure to financials when compared to the overall preferred universe(1), the Fund's performance has been hurt badly by the industry downturn. At their lowest levels, prices on some financial issues had fallen by over 75%. Once the lifeline of government aid reaches a particular company, prices on its securities tend to rebound, but they remain well below earlier levels. Of the 23 bank and finance companies owned in the Fund, 17 have received government assistance or have been acquired by stronger institutions.

     Much of the price decline can be attributed to concerns about credit quality, but as we've discussed in the past, technical factors like the ongoing massive, economy-wide deleveraging and a dramatic decline in market liquidity have hurt valuations as well. Issues of utility and energy companies, which comprise most of the non-financial portion of the portfolio, also experienced substantial price declines during the period. While concerns about credit quality may have contributed to these price declines, technical factors have played a major role.

     Market conditions have made it necessary to reduce the amount of leverage employed by the Fund. As the value of the Fund's investment portfolio declined, the ratio of assets to liabilities fell below required levels. The only remedy has been to redeem a portion of the leverage. To date the Fund has redeemed 46.3%, or $59.5 million, of the leverage in place at the beginning of the year. Leverage is critical for enabling the Fund to achieve its goal of providing high current income - we encourage you to carefully read the discussion topics that follow.

     An unavoidable consequence of deleveraging has been a reduction in the amount of income available to shareholders in the form of monthly dividends. Simply put, the Fund sold assets in order to redeem leverage, and fewer assets mean less income generated. Since the beginning of fiscal 2008, market conditions have required us to reduce the monthly dividend several times, for a total reduction of 13.7%. Again, this important topic is addressed more fully in the discussion topics.

     The unprecedented turbulence in financial markets also prompted the Fund to modify its interest-rate hedging strategy this year. As the credit crisis intensified in 2008, the normal relationship between the prices of preferred securities and the Fund's interest rate hedge positions (primarily options on Treasury bond futures and interest rate swaps) weakened or even reversed, so that the hedge could not be used effectively to help stabilize the Fund's NAV. At the same time, the yield curve steepened and option prices rose, increasing the cost of hedging. As these conditions developed, the Fund scaled back its interest rate hedge positions, removing them entirely by the end of 2008. We continue to review the effectiveness of the Fund's hedging strategies, and we anticipate using some hedging instruments when we believe it can accomplish its goals. For the most part, that means markets returning to more normal relationships. We don't know when that day will come, but we remain confident that it will.

----------
(1) According to the Flaherty & Crumrine website, www.preferredstockguide.com, preferred securities issued by financial companies comprise 85% of the face value of the overall preferred market. As of November 30, 2008, 58% of the market value of FLC's portfolio was in financials.

     Where do we go from here? Just about any fixed-income investment that doesn't have "US Treasury" in its name has likely declined substantially in price over recent months, but the market for preferred securities has been particularly hard hit. Price declines of 50-75% on investment grade preferreds have not been unusual. We believe the preferred market is significantly undervalued at this time and that long-term investors will be rewarded handsomely for their patience. This conclusion is based upon our analysis described in the discussion topics and on the Fund's website.

     Finally, we know this has been an extremely difficult year for shareholders, and while we might like to say we have been here before, we can't because we haven't. We believe that our fundamental approach to portfolio management has helped us avoid most of the credit casualties (the biggest exception being our exposure to Lehman Brothers Holdings). We also believe the current portfolio is comprised of survivors. The steps taken by the Fed and Treasury are starting to gain traction and will help. Economic downturns are always followed by recoveries and the incoming administration has indicated that stabilizing the economy is its highest priority. Although we cannot say exactly when the preferred market will recover, we look forward to a much happier 2009!

     Sincerely,


     /s/ Donald F. Crumrine                /s/ Robert M. Ettinger

     Donald F. Crumrine                    Robert M. Ettinger
     Chairman of the Board                 President

     January 13, 2009

                                DISCUSSION TOPICS

THE FUND'S PREFERRED SECURITIES PORTFOLIO AND COMPONENTS OF TOTAL RETURN ON NAV

     It's pretty safe to say the preferred securities market suffered its worst year in history in 2008. While no index comprehensively reflects the preferred market, Merrill Lynch publishes four different indices which attempt to measure performance of some sectors of the investment-grade preferred securities market: the Merrill Lynch 8% Capped DRD Preferred Stock Index (which includes traditional tax-advantaged preferred stocks); the Merrill Lynch 8% Capped Hybrid Preferred Securities Index (which includes fully-taxable, exchange-traded preferred securities); the Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index (which includes fully taxable capital securities); and the Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index (which includes both tax-advantaged and taxable preferred securities with adjustable dividends). Set forth below are the six month and twelve month total returns of these indices:

          TOTAL RETURNS OF MERRILL LYNCH PREFERRED SECURITIES INDICES*
                       FOR PERIODS ENDED NOVEMBER 30, 2008

                                                                         SIX MONTHS   ONE YEAR
                                                                         ----------   --------
Merrill Lynch 8% Capped DRD Preferred Stock Index(SM) ................     -41.5%      -41.9%
Merrill Lynch 8% Capped Hybrid Preferred Securities Index(SM) ........     -25.7%      -21.9%
Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) ..     -32.2%      -35.9%
Merrill Lynch Adjustable Preferred Stock, 7% Constrained Index(SM) ...     -51.4%      -54.4%

* The Merrill Lynch 8% Capped DRD Preferred Index(SM) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividends received deduction with issuer concentration capped at a maximum of 8%. The Merrill Lynch 8% Capped Hybrid Preferred Index(SM) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Merrill Lynch 8% Capped Corporate U.S. Capital Securities Index(SM) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. The Merrill Lynch 7% Capped Adjustable Rate Preferred Securities Index(SM) includes adjustable rate preferred securities issued by US corporations and government agencies with issuer concentration capped at a maximum of 7%. All index returns include interest and dividend income and, unlike the Fund's returns, are unmanaged and do not reflect any expenses.

     While we realize it's only small consolation, as set forth in the table below, the Fund's total return on its securities portfolio before leverage exceeded most of these indices. Unfortunately, the Fund's strategy of using leverage to increase current income amplified its negative returns, and coupled with its expenses and hedging strategy, caused the NAV of the Fund to underperform most of the unleveraged indices.

     The table below reflects performance of each investment tool used by the Fund to achieve its objective, namely: (a) investing in a portfolio of securities; (b) hedging that portfolio of securities against significant increases in long-term interest rates; and (c) issuing an auction-rate preferred stock or debt to leverage and enhance returns to Common Stock shareholders. The table then adjusts for the impact of the Fund's operating expenses excluding the cost of debt leverage to arrive at a total return on NAV (which factors in all of these items).

                     COMPONENTS OF FLC'S TOTAL RETURN ON NAV
                      FOR PERIODS ENDED NOVEMBER 30, 2008

                                                    SIX MONTHS   ONE YEAR
                                                    ----------   --------
Total Return on Unleveraged Securities Portfolio
   (including principal and income) .............     -26.3%      -29.3%
Return from Interest Rate Hedging Strategy ......      -0.5%       -0.4%
Impact of Leverage ..............................     -16.4%      -17.7%
Expenses ........................................      -0.8%       -1.8%
                                                      -----       -----
   TOTAL RETURN ON NAV ..........................     -44.0%      -49.2%

TOTAL RETURN ON MARKET PRICE OF FUND SHARES

     While our focus is primarily on managing the Fund's portfolio, an investor's actual return is comprised of monthly dividend payments plus changes in the Fund's market price. The loss-of-confidence factors that hurt prices of securities in the Fund's portfolio also caused selling of shares of the Fund itself that widened the Fund's market-price discount to NAV. This double negative resulted in a total return on market value for the year ended November 30, 2008 of -51.4%. During the fourth fiscal quarter alone, total return on MARKET VALUE was -41.8%.

     Of course, the factors impacting prices of securities in the Fund's portfolio also drove down the price of the Fund. The market price hit a low of $4.51 on October 10th. As of December 31st, subsequent to the Fund's fiscal year end the price had recovered some, closing the calendar year at $8.05.

     As can be seen from the chart below, the gap between the price of the Fund and the intrinsic value of the Fund (NAV) reached its widest level ever during October. No surprise, the record discount coincided with share price closing lows.

              FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND (FLC)
            PREMIUM/DISCOUNT OF MARKET PRICE TO NAV THROUGH 1/9/2009

                              (PERFORMANCE GRAPH)

 8/29/03   0.0491
  9/5/03   0.0477
 9/12/03   0.0408
 9/19/03   0.0362
 9/26/03   0.0249
 10/3/03   0.0275
10/10/03   0.0305
10/17/03   0.0428
10/24/03   0.0377
10/31/03   0.0466
 11/7/03   0.0678
11/14/03   0.0453
11/21/03   0.0482
11/28/03   0.0341
 12/5/03   0.036
12/12/03   0.0365
12/19/03   0.0287
12/26/03   0.0477
  1/2/04   0.0444
  1/9/04   0.0373
 1/16/04   0.064
 1/23/04   0.0465
 1/30/04   0.0467
  2/6/04   0.0647
 2/13/04   0.0581
 2/20/04   0.0597
 2/27/04   0.0461
  3/5/04   0.0312
 3/12/04   0.0487
 3/19/04   0.0486
 3/26/04   0.0444
  4/2/04   0.066
  4/9/04   0.0363
 4/16/04   0.0107
 4/23/04   0.0017
 4/30/04  -0.0325
  5/7/04  -0.0729
 5/14/04  -0.033
 5/21/04  -0.0305
 5/28/04   0.0017
  6/4/04   0.0034
 6/11/04  -0.0056
 6/18/04   0.006
 6/25/04  -0.031
  7/2/04   0.0039
  7/9/04   0.0009
 7/16/04  -0.0191
 7/23/04  -0.027
 7/30/04  -0.0253
  8/6/04   0.0077
 8/13/04  -0.0072
 8/20/04  -0.006
 8/27/04  -0.0085
  9/3/04   0.0115
 9/10/04  -0.0021
 9/17/04   0.0188
 9/24/04  -0.0195
 10/1/04  -0.0063
 10/8/04  -0.0117
10/15/04  -0.0004
10/22/04   0.0198
10/29/04   0.021
 11/5/04   0.0244
11/12/04   0.0055
11/19/04   0.0147
11/26/04   0.0214
 12/3/04   0.0228
12/10/04   0.0163
12/17/04   0.0266
12/24/04   0.0197
12/31/04   0.0299
  1/7/05   0.025
 1/14/05   0.0145
 1/21/05   0.0066
 1/28/05   0.0004
  2/4/05   0.0053
 2/11/05  -0.0037
 2/18/05  -0.0353
 2/25/05  -0.028
  3/4/05  -0.0291
 3/11/05  -0.0379
 3/18/05  -0.071
 3/25/05  -0.0939
  4/1/05  -0.0907
  4/8/05  -0.0967
 4/15/05  -0.0987
 4/22/05  -0.0953
 4/29/05  -0.0873
  5/6/05  -0.0793
 5/13/05  -0.0827
 5/20/05  -0.0736
 5/27/05  -0.0716
  6/3/05  -0.0771
 6/10/05  -0.0655
 6/17/05  -0.0603
 6/24/05  -0.0781
  7/1/05  -0.0642
  7/8/05  -0.0601
 7/15/05  -0.0559
 7/22/05  -0.0757
 7/29/05  -0.0632
  8/5/05  -0.0678
 8/12/05  -0.0767
 8/19/05  -0.0696
 8/26/05  -0.0712
  9/2/05  -0.0618
  9/9/05  -0.0463
 9/16/05  -0.0531
 9/23/05  -0.0571
 9/30/05  -0.0983
 10/7/05  -0.0971
10/14/05  -0.1032
10/21/05  -0.098
10/28/05  -0.0873
 11/4/05  -0.0888
11/11/05  -0.0945
11/18/05  -0.1144
11/25/05  -0.1089
 12/2/05  -0.1157
 12/9/05  -0.1334
12/16/05  -0.1596
12/23/05  -0.1469
12/30/05  -0.1518
  1/6/06  -0.1196
 1/13/06  -0.1079
 1/20/06  -0.0947
 1/27/06  -0.0955
  2/3/06  -0.0971
 2/10/06  -0.0855
 2/17/06  -0.0899
 2/24/06  -0.0885
 3/3/06   -0.0764
 3/10/06  -0.1242
 3/17/06  -0.1178
 3/24/06  -0.101
 3/31/06  -0.116
  4/7/06  -0.1166
 4/14/06  -0.1465
 4/21/06  -0.128
 4/28/06  -0.1231
  5/5/06  -0.1334
 5/12/06  -0.1309
 5/19/06  -0.133
 5/26/06  -0.1255
  6/2/06  -0.1116
  6/9/06  -0.1114
 6/16/06  -0.105
 6/23/06  -0.1089
 6/30/06  -0.1281
  7/7/06  -0.1323
 7/14/06  -0.1218
 7/21/06  -0.1132
 7/28/06  -0.1023
  8/4/06  -0.0895
 8/11/06  -0.0695
 8/18/06  -0.0806
 8/25/06  -0.0899
  9/1/06  -0.086
  9/8/06  -0.0885
 9/15/06  -0.0804
 9/22/06  -0.1009
 9/29/06  -0.1069
 10/6/06  -0.0895
10/13/06  -0.0844
10/20/06  -0.0833
10/27/06  -0.078
 11/3/06  -0.0929
11/10/06  -0.0871
11/17/06  -0.0843
11/24/06  -0.0719
 12/1/06  -0.0567
 12/8/06  -0.0522
12/15/06  -0.0437
12/22/06  -0.0543
12/29/06  -0.0657
  1/5/07  -0.0532
 1/12/07  -0.0521
 1/19/07  -0.0564
 1/26/07  -0.0533
  2/2/07  -0.0555
  2/9/07  -0.0533
 2/16/07  -0.0716
 2/23/07  -0.0693
  3/2/07  -0.0747
  3/9/07  -0.0692
 3/16/07  -0.0684
 3/23/07  -0.0231
 3/30/07  -0.0227
  4/5/07  -0.0206
 4/13/07  -0.0224
 4/20/07  -0.0429
 4/27/07  -0.0521
  5/4/07  -0.0587
 5/11/07  -0.0623
 5/18/07  -0.0527
 5/25/07  -0.0786
  6/1/07  -0.0664
  6/8/07  -0.0754
 6/15/07  -0.0802
 6/22/07  -0.095
 6/29/07  -0.0832
  7/6/07  -0.0876
 7/13/07  -0.0852
 7/20/07  -0.0971
 7/27/07  -0.0937
  8/3/07  -0.1017
 8/10/07  -0.1121
 8/17/07  -0.136
 8/24/07  -0.1229
 8/31/07  -0.113
  9/7/07  -0.1049
 9/14/07  -0.0859
 9/21/07  -0.097
 9/28/07  -0.1197
 10/5/07  -0.1154
10/12/07  -0.1296
10/19/07  -0.1425
10/26/07  -0.1238
 11/2/07  -0.1273
 11/9/07  -0.1368
11/16/07  -0.1477
11/23/07  -0.1539
11/30/07  -0.1375
 12/7/07  -0.1195
12/14/07  -0.1185
12/21/07  -0.1169
12/28/07  -0.1122
  1/4/08  -0.1142
 1/11/08  -0.0879
 1/18/08  -0.094
 1/25/08  -0.0648
  2/1/08  -0.0759
  2/8/08  -0.0619
 2/15/08  -0.0726
 2/22/08  -0.0705
 2/29/08  -0.0751
  3/7/08  -0.0458
 3/14/08  -0.0714
 3/20/08  -0.0873
 3/28/08  -0.0914
  4/4/08  -0.1074
 4/11/08  -0.1037
 4/18/08  -0.0941
 4/25/08  -0.061
  5/2/08  -0.0851
  5/9/08  -0.0867
 5/16/08  -0.0727
 5/23/08  -0.0717
 5/30/08  -0.066
  6/6/08  -0.0767
 6/13/08  -0.0598
 6/20/08  -0.0816
 6/27/08  -0.0842
 6/30/08  -0.0696
  7/3/08  -0.1145
 7/11/08  -0.0909
 7/18/08  -0.0841
 7/25/08  -0.1027
  8/1/08  -0.1127
  8/8/08  -0.1128
 8/15/08  -0.1061
 8/22/08  -0.1044
 8/29/08  -0.1139
  9/5/08  -0.1186
 9/12/08  -0.0953
 9/19/08  -0.1644
 9/26/08  -0.2156
 10/3/08  -0.2808
10/10/08  -0.5297
10/17/08  -0.2229
10/24/08  -0.2394
10/31/08  -0.0733
11/7/08   -0.1705
11/14/08  -0.2197
11/21/08  -0.3503
11/28/08  -0.1911
 12/5/08  -0.2959
12/12/08  -0.2721
12/19/08  -0.2035
12/26/08  -0.1712
12/31/08  -0.1544
  1/2/09  -0.0972
  1/9/09  -0.1273

     We have often observed year-end selling pressure in the Fund as investors attempt to realize gains or losses for tax purposes. Given the sharp decline in the Fund's price, this year appeared to be no different. We were heartened to see some price recovery in December, which probably means the Fund's high current yield on market price, 16.4% as of December 31st, has attracted new investors.

MONTHLY DISTRIBUTIONS TO FUND SHAREHOLDERS

     The monthly distribution paid to shareholders is intended to reflect current market conditions, but we also must make assumptions about the future. We begin with an estimate of the sustainable income generated from the investment portfolio, and end with a forecast of expenses. While it sounds simple, in periods of rapid change, forecasting income and expenses becomes more art than science. As a result, the monthly dividend rate changed several times this year. A portion of the distributions in calendar year 2008 were classified as a tax return of capital rather than ordinary income.

     Since the beginning of fiscal 2008, the monthly dividend has been reduced from $0.1275 to $0.11. Most of the dividend reduction in 2008 can be attributed to deleveraging. The reasons for deleveraging are discussed in detail below, but the impact on the Fund's monthly dividend is fairly obvious - in order to redeem or purchase a portion of its outstanding leverage, the Fund had to sell assets. As a result, the smaller portfolio generated less income; and while a smaller leverage balance helped reduce expenses, the net result was less income available to common shareholders.

THE FUND'S LEVERAGE

     Let's start with, "Why does the Fund use leverage?" The answer is that the cost of leverage typically is lower than the yield on the Fund's portfolio and provides a valuable net addition to income for common shareholders. FLC began the year with $128.5 million of Auction Market Preferred Stock ("AMPS") outstanding. Since the Fund's inception, AMPS have been the most effective form of leverage for closed-end funds such as FLC, and an integral component of the Fund's income objective. However, earlier this year the auction process became a casualty of the liquidity crisis, and by February auctions were "failing". (This unfortunate terminology is used when there are not enough new investors to absorb the shares available for sale at or below the issue's maximum dividend rate. It should not be confused with a default by the issuer.)

     This past May, in response to problems in the auction market, the Fund entered into a committed financing agreement (this is a fancy way of saying the Fund borrowed from a financial institution) to replace a portion of the outstanding AMPS. Funds have always had the ability to create leverage by borrowing or issuing debt or preferred securities (or both), but until the collapse of the auction preferred market, preferred was used much more widely.

     As of November 30th, the Fund's leverage consists of $39.5 million of AMPS and $29.5 million of bank borrowings. As a percentage of total net assets, these amounts represent 25.2% and 18.7%, respectively, and 43.9% in the aggregate. Notes 6 and 7 of the financial statements detail how the rates being paid on both types of leverage are set. For our purposes here, it is only necessary to know the rates move up and down with other types of short-term interest rates.

     Fortunately, as Federal Reserve efforts to lower short-term interest rates (including the benchmark commercial paper index) have finally started to work, rates being paid by the Fund have dropped as well, and are now well below where they were a year ago.

     When the Fund was created, certain requirements designed to protect the interest of lenders and AMPS investors were established. Among these, the Fund must meet certain asset coverage requirements. Essentially, this calculation compares the Fund's asset values (discounted according to a specific set of rules) to the liquidation value of the AMPS plus the Fund's other liabilities. If this discounted asset value does not meet or exceed this amount, the Fund may not set aside, declare or pay dividends to common stock shareholders, and it must take steps to "cure" this coverage test. To do this, the Fund may adjust holdings (certain assets receive better asset coverage treatment than others) and sell assets to raise cash. Proceeds from asset sales may be invested in higher quality, lower yielding securities or held in cash, or in some cases used to reduce leverage, to restore the required level of asset coverage. If market values continue to decline, additional sales may be needed. If asset values move higher, the asset coverage will improve and additional asset sales will not be required.

     If the Fund fails to meet this asset coverage test for ten business days, it is required to declare its intention to redeem at least enough shares of AMPS to once again pass the test (if you can't raise the bridge, you must lower the water). In addition, the Fund has the OPTION of redeeming AMPS on any given auction date or purchasing shares directly from AMPS holders in private transactions. The Fund may also pay down debt balances at any time.

     In order to pay common stock dividends, the Fund must also meet certain requirements under the Investment Company Act of 1940. Among other things, the Act requires the Fund to have at least 200% asset coverage for its AMPS and 300% asset coverage for its debt before it may declare a dividend to be paid to common stock shareholders. In other words, before declaring its dividend, a Fund has to have at least $2 of assets for every $1 of AMPS outstanding and $3 for every $1 of debt outstanding.

     While we were able to make significant progress in meeting the asset coverage tests by changing the composition of the portfolio, the Fund has redeemed AMPS and debt over the past several months.

PREFERRED MARKET CONDITIONS

     As we've mentioned, prices on almost all preferred securities are down in recent months, and in some instances the declines are hard to fathom. Traditional valuation techniques have not been very useful in this environment, but one tool that helps frame the discussion is called DEFAULT tolerance.

     We've posted a thorough discussion of our analysis on the Fund's website under the heading PREFERRED VALUATION AFTER THE TARP, and we encourage shareholders to check it out. For our purposes here, a summary will suffice.

     The objective of the analysis is to answer the question "GIVEN CURRENT VALUATIONS, WHAT PERCENTAGE OF THE PORTFOLIO WOULD HAVE TO DEFAULT TO LEAVE YOU WORSE OFF THAN BUYING A TEN-YEAR US TREASURY NOTE?" As with any model, there are assumptions made, but even with conservative assumptions, over the ten years beginning December 31, 2008 51% of the Fund's current portfolio would have to default in order for the Treasury note to produce a better return. This is an extraordinarily high default rate.

     Looking rationally at preferred securities valuation leads us to the firm conclusion that preferreds are cheap. They are at historically wide spreads to benchmark fixed-income asset classes. They can tolerate very high default rates and still generate positive returns, and the government's actions to limit the severity of the recession should substantially reduce the risk that defaults get that severe. At more-reasonable default rates, preferreds can provide common equity-like returns with lower risk. We believe that preferred securities remain extremely attractive for long-term investors.

     However, we recognize that markets today are far from completely rational. Stung by losses, some leveraged preferred investors have been forced to exit the market, and many will not come back. Others see short-term risk that they feel outweighs preferreds' long-term potential, or they fear that new issue supply will prevent preferreds from recovering. Still others genuinely fear that the U.S. economy is headed for another Great Depression, despite all efforts to prevent it.

     We do not know precisely how this recession will play itself out. We can only assess the factors that we think will affect preferred valuation and act accordingly. All investing entails taking risks. Intelligent long-term investing entails taking risks when the potential payoffs are high and the probability of poor outcomes is low. We believe that in the preferred market, now is such a time.

     Although all companies have felt some strain from the recession and credit crunch, banks, finance companies, broker-dealers and, more recently, insurance companies have been most affected, given their direct and indirect exposure initially to the problems in housing and subsequently to financial markets. The pressure on preferred security valuations, especially those of financial issuers, intensified in early September with the federal government taking conservatorship of Fannie Mae and Freddie Mac (the GSEs), investing at a position senior to existing preferred holders and suspending the payment of preferred dividends. This proved a major catalyst for the collapse of preferred valuations (most dramatically for DRD eligible issues) beginning in September. These developments were closely followed by the bankruptcy of Lehman Brothers Holdings and the rescue of AIG. The surviving major broker-dealers reacted accordingly, with Merrill Lynch arranging a quick marriage with Bank of America and Goldman Sachs and Morgan Stanley converting to bank holding company registration, mandating a more conservative capital structure.

     Beginning in mid-September, the federal government response to these developments has been significant. After some resistance, Congress approved the Treasury's Trouble Assets Relief Program (TARP). Although the funding was initially envisioned to support asset valuations, on October 14th the Treasury announced the Capital Purchase Program for banks and thrifts under the TARP, with clarification that the government's equity investment will rank equal with (and not rank senior than) existing DRD eligible preferred shareholders and junior to taxable preferred securities. This restored confidence in a preferred market that had been weakened significantly by the events beginning with the GSE conservatorship, and should facilitate the eventual restoration of private equity into these companies.

     More recently, the Treasury announced a second round of preferred equity financing for Citigroup under the TARP, in addition to joining various other government agencies guaranteeing $306 billion of this systemically important institution's troubled assets. In doing so, the Treasury returned to the original focus of the TARP - stabilizing asset valuations. Having committed the entire first tranche of TARP funding, the Treasury is now requesting the additional funds included in the initial legislation from Congress.

     In consultation with Treasury, over the same period the Federal Reserve and the FDIC have established or announced a variety of funding facilities or guarantee programs to help stabilize financial markets, the magnitude of which dwarf the size of TARP. These include liquidity facilities for banks, primary dealers, money market funds (using banks as intermediaries), commercial paper issuers and, most recently, asset-backed commercial paper issuers. Recent guarantee programs support intermediate bank debt issuers and money market funds. Announced for February 2009 are the Term Asset-backed Securities Loan Facility and the Government Sponsored Entities Purchase Program, to provide liquidity for consumer lending and to holders of GSE debt.

     The speed and magnitude of the federal government's response to developments which climaxed in September have been unprecedented. While all issuers of preferred securities face a difficult operating environment over the next several years, this will be especially true for banks and other financial companies. However, the federal government's prompt recent actions provide some assurance that the financial system will continue to function.

TAX ADVANTAGES OF 2008 CALENDAR YEAR DISTRIBUTIONS

     In 2008, the Fund passed on a portion of its income to individuals in the form of qualified dividend income or QDI. QDI is taxed at a maximum 15% rate instead of an individual's ordinary income tax rate. In calendar year 2008, approximately 30.5% of distributions made by the Fund was eligible for QDI treatment. For an individual in the 28% tax bracket, this means that the Fund's total distributions will only be taxed at a blended 25.9% rate versus the 28% rate which would apply to distributions by a fund containing traditional corporate bonds. This tax advantage means that, all other things being equal, an individual in the 28% tax bracket who held 100 shares of Common Stock of the Fund for the calendar year would have had to receive approximately $163 in distributions from a traditional corporate bond fund to net the same after-tax amount as the $154 in distributions paid by the Fund.

     For detailed information about the tax treatment of the particular distributions received from the Fund, please see the Form 1099 you receive from either the Fund or your broker.

     Corporate shareholders also receive a federal tax benefit from the 19.1% of distributions that were eligible for the inter-corporate dividends received deduction or DRD.

     It is important to remember that the composition of the portfolio and the income distributions can change from one year to the next, and that the QDI or DRD portions of next year's distributions may not be the same (or even similar) to this year's.

RISKS OF THE FUND'S USE OF BORROWING FOR LEVERAGE

     The use of leverage can be beneficial on a longer term basis depending on a number of variables and market conditions. The following describes risks associated with leveraging the common stock through the use of a combination of AMPS and borrowing, which do not materially differ from the risks the Fund previously faced through leveraging using only AMPS.

     Because the investment risk associated with assets purchased with borrowed money is borne solely by the Fund's common stock shareholders, resulting in greater risk to these shareholders. Leverage creates risks for the Fund's common stock shareholders, including the likelihood of greater volatility of the Fund's net asset value and the market price of its shares, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any outstanding AMPS may affect the return to common stock shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the net income of the Fund would be less than if leverage had not been used, and therefore the amount available for distribution to common stock shareholders as dividends would be reduced. In such an event, the Fund might nevertheless maintain its leveraged position to avoid capital losses on securities purchased with the leverage that would need to be sold to generate cash used to reduce the leverage. Further, all expenses associated with borrowing, such as interest expenses and transaction costs, are borne solely by the Fund's common stock shareholders.

     Similarly, if the asset coverage for borrowing declines below the limits specified in the the 1940 Act or, in the terms of the AMPS or, the financing arrangement, the Fund may be forced to sell a portion of its investments when it may not be advantageous to do so. In the extreme, sales of investments required to meet asset coverage tests imposed by the Investment Company Act could also cause a Fund to lose its status as a regulated investment company under the Internal Revenue Code. If a Fund were unable to make adequate distributions to shareholders because of asset coverage or other restrictions, it could fail to qualify as a regulated investment company for federal income tax purposes and, even if it did not fail to so qualify, it could become liable for income and excise tax on the portion of its earnings which are not distributed on a timely basis in accordance with applicable provisions of the Internal Revenue Code.



     Pursuant to Rule 23c-1 under the Investment Company Act of 1940, the Fund is authorized to repurchase AMPS on the open market or through negotiated private transactions. Purchases of AMPS, if any, will be executed as market and business conditions warrant on the open market or in negotiated or block trades. The Fund is not obligated to repurchase any dollar amount or number of AMPS, and the timing and amount of any AMPS repurchased will depend on market conditions, share price, corporate and regulatory requirements, capital availability and other factors. Authorization to repurchase AMPS is at the discretion of the Fund's Board of Directors and may be limited or terminated at any time without prior notice.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                              PORTFOLIO OVERVIEW
                                                   NOVEMBER 30, 2008 (UNAUDITED)

FUND STATISTICS ON 11/30/08

Net Asset Value                   $     9.00
Market Price                      $     7.28
Discount                               19.11%
Yield on Market Price                  20.19%
Common Stock Shares Outstanding    9,776,333

MOODY'S RATINGS                   % OF PORTFOLIO
---------------                   --------------
AA                                      5.4%
A                                      12.2%
BBB                                    48.5%
BB                                     22.0%
Below "BB"                              0.3%
Not Rated                               4.3%
                                       -----
Below Investment Grade*                15.7%

*    BELOW INVESTMENT GRADE BY BOTH MOODY'S AND S&P.

                                   (PIE CHART)

INDUSTRY CATEGORIES               % OF PORTFOLIO
-------------------               --------------
Banking                                  32%
Utilities                                27%
Insurance                                21%
Financial Services                        5%
Energy                                    5%
Other                                    10%

TOP 10 HOLDINGS BY ISSUER         % OF PORTFOLIO
------------------------          --------------
Banco Santander                         5.4%
Liberty Mutual Group                    5.4%
Midamerican Energy                      4.9%
National City                           3.8%
Sovereign Bancorp                       3.8%
Unum Group                              3.3%
AON Corp                                3.1%
Astoria Financial                       3.1%
Entergy Louisiana                       3.0%
Merrill Lynch                           2.9%

                                                                % OF PORTFOLIO**
                                                                ----------------
Holdings Generating Qualified Dividend Income (QDI) for
   Individuals                                                         27%
Holdings Generating Income Eligible for the Corporate
   Dividends Received Deduction (DRD)                                  20%

** THIS DOES NOT REFLECT YEAR-END RESULTS OR ACTUAL TAX CATEGORIZATION OF FUND DISTRIBUTIONS. THESE PERCENTAGES CAN, AND DO, CHANGE, PERHAPS SIGNIFICANTLY, DEPENDING ON MARKET CONDITIONS. INVESTORS SHOULD CONSULT THEIR TAX ADVISOR REGARDING THEIR PERSONAL SITUATION. SEE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS FOR THE TAX CHARACTERIZATION OF 2008 DISTRIBUTIONS.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2008

SHARES/$ PAR                                                                                          VALUE
------------                                                                                      ------------
PREFERRED SECURITIES -- 83.4%
               BANKING -- 31.9%
$  5,750,000   Astoria Capital Trust I, 9.75% 11/01/29, Series B ..............................   $  4,837,946(1)
               Banco Santander:
     401,100      6.50% Pfd. ..................................................................      6,041,569**(1)(2)
     155,320      6.80% Pfd. ..................................................................      2,455,998**(1)(2)
$  8,218,000   Capital One Capital III, 7.686% 08/15/36 .......................................      3,801,482(1)
$ 10,000,000   CBG Florida REIT Corporation, 7.114%, 144A**** .................................      2,000,000
      40,000   Citizens Funding Trust I, 7.50% Pfd. 09/15/66 ..................................        483,752(1)
      40,000   Cobank, ACB, 7.00% Pfd., 144A**** ..............................................      1,068,400*(1)
       7,200   Colonial Capital Trust IV, 7.875% Pfd. 10/01/33 ................................         86,400
$  7,000,000   Comerica Capital Trust II, 6.576% 02/20/37 .....................................      2,674,042
       7,000   FBOP Corporation, Adj. Rate Pfd., 144A**** .....................................      3,675,000*
$    400,000   First Empire Capital Trust I, 8.234% 02/01/27 ..................................        301,742(1)
$  1,900,000   First Hawaiian Capital I, 8.343% 07/01/27, Series B ............................      1,581,212(1)(2)
       1,000   First Tennessee Bank, Adj. Rate Pfd., 144A**** .................................        512,500*
$    100,000   First Tennessee Capital I, 8.07% 01/06/27, Series A ............................         58,365(1)
$    600,000   First Union Capital II, 7.95% 11/15/29 .........................................        487,203(1)
           2   FT Real Estate Securities Company, 9.50% Pfd., 144A**** ........................      1,640,489
$  1,729,000   Goldman Sachs Capital II, 5.793% ...............................................        649,685
$  1,000,000   HBOS PLC, 6.657%, 144A**** .....................................................        466,067**(2)
$    855,000   HSBC USA Capital Trust II, 8.38% 05/15/27, 144A**** ............................        791,515(1)(2)
      82,000   Keycorp Capital IX, 6.75% Pfd. 12/15/66 ........................................      1,122,375(1)
      54,995   National City Corporation, 9.875% Pfd. .........................................      1,154,345*(1)
$  2,500,000   National City Preferred Capital Trust I, 12.00% ................................      2,300,027
     151,059   PFGI Capital Corporation, 7.75% Pfd. ...........................................      2,568,003(1)
$  1,000,000   Regions Financing Trust II, 6.625% 05/15/47 ....................................        442,501
      93,100   Sovereign Bancorp, 7.30% Pfd., Series C ........................................      1,256,850*(1)
     191,525   Sovereign Capital Trust V, 7.75% Pfd. 05/22/36 .................................      2,890,840
       2,000   Sovereign REIT, 12.00% Pfd., Series A, 144A**** ................................      1,792,660
               U.S. Bancorp, Auction Pass-Through Trust, Cl. B:
          15      Series 2006-5, Variable Rate Pfd., 144A**** .................................            375*+
          15      Series 2006-6, Variable Rate Pfd., 144A**** .................................            375*+
$    850,000   Wachovia Capital Trust III, 5.80% ..............................................        365,654
      84,900   Wachovia Preferred Funding, 7.25% Pfd., Series A ...............................      1,369,013
$  2,800,000   Webster Capital Trust IV, 7.65% 06/15/37 .......................................      1,179,604
                                                                                                  ------------
                                                                                                    50,055,989
                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2008

SHARES/$ PAR                                                                                          VALUE
------------                                                                                      ------------
PREFERRED SECURITIES -- (CONTINUED)
               FINANCIAL SERVICES -- 4.7%
               CIT Group, Inc.:
      13,900      5.189% Pfd., Series B .......................................................   $    346,805*(1)
$  3,250,000      6.10% 03/15/67 ..............................................................        684,255
      68,800      6.35% Pfd., Series A ........................................................        556,853*(1)
       2,000   First Republic Preferred Capital Corporation, 10.50% Pfd., 144A**** ............      1,848,920(1)
               Goldman Sachs:
      28,000      Cabco Trust Capital I, Adj. Rate Pfd. 02/15/34 ..............................        250,250(1)
       1,500      STRIPES Custodial Receipts, Pvt. ............................................             15*+
$  3,000,000   Gulf Stream-Compass 2005 Composite Notes, 144A**** .............................        962,760
               Lehman Brothers Holdings, Inc.:
      20,000      5.67% Pfd., Series D ........................................................          5,150*++
      85,000      7.95% Pfd. ..................................................................            187*++
               Merrill Lynch:
     160,000      6.25% Pfd. ..................................................................      2,030,000*(1)
      80,000      Adj. Rate Pfd., Series 5 ....................................................        630,000*(1)
      20,000      Fixed Income Pass-Through 2007-A, Cl. B, Adj. Rate Pfd., 144A**** ...........            200*+
       3,000      Series II STRIPES Custodial Receipts, Pvt.,**** .............................          7,530*+
                                                                                                  ------------
                                                                                                     7,322,925
                                                                                                  ------------
               INSURANCE -- 14.4%
$  9,511,000   AON Capital Trust A, 8.205% 01/01/27 ...........................................      4,843,610(1)
               Arch Capital Group Ltd.:
      27,150      7.875% Pfd., Series B .......................................................        437,794**(1)(2)
      47,100      8.00% Pfd., Series A ........................................................        805,118**(1)(2)
               Axis Capital Holdings:
      19,433      7.25% Pfd., Series A ........................................................        271,456**(1)(2)
      66,600      7.50% Pfd., Series B ........................................................      3,548,535(1)(2)
     160,000   Delphi Financial Group, 7.376% Pfd. 05/15/37 ...................................      1,535,008(1)
$  5,500,000   Everest Re Holdings, 6.60% 05/15/37 ............................................      2,294,242(1)
               Liberty Mutual Group:
$  6,200,000      7.80% 03/15/37, 144A**** ....................................................      3,176,161
$  1,000,000      10.75% 06/15/58, 144A**** ...................................................        528,950
$  1,500,000   MetLife Capital Trust X, 9.25% 04/08/38, 144A**** ..............................        999,592(1)
      13,200   MetLife, Inc., 6.50% Pfd., Series B ............................................        164,588*

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2008

SHARES/$ PAR                                                                                          VALUE
------------                                                                                      ------------
PREFERRED SECURITIES -- (CONTINUED)
               INSURANCE -- (CONTINUED)

$    300,000   PartnerRe Finance II, 6.44% 12/01/66 ...........................................   $    152,589(1)(2)
     109,000   Scottish Re Group Ltd., 7.25% Pfd. .............................................         62,403**(2)+
$  3,615,000   USF&G Capital, 8.312% 07/01/46, 144A**** .......................................      3,056,721(1)
$  1,500,000   ZFS Finance USA Trust V, 6.50% 05/09/37, 144A**** ..............................        796,065(1)
                                                                                                  ------------
                                                                                                    22,672,832
                                                                                                  ------------
               UTILITIES -- 26.8%
      33,700   Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993 ......................      3,181,280*
     205,000   Calenergy Capital Trust III, 6.50% Pfd. 09/01/27 ...............................      7,738,750(1)
$  2,375,000   COMED Financing III, 6.35% 03/15/33 ............................................      1,716,714
      66,170   Constellation Energy Group, Inc., 8.625% Pfd. 06/15/63, Series A ...............      1,518,602(1)
$  2,000,000   Dominion Resources Capital Trust I, 7.83% 12/01/27 .............................      1,952,224(1)
$  2,250,000   Dominion Resources, Inc., 7.50% ................................................      1,148,836(1)
      83,000   Entergy Arkansas, Inc., 6.45% Pfd. .............................................      1,894,060*
      50,000   Entergy Louisiana, Inc., 6.95% Pfd. ............................................      4,771,000*
      87,423   FPC Capital I, 7.10% Pfd., Series A ............................................      1,844,083(1)
               FPL Group Capital, Inc.:
$    750,000      6.35% 10/01/66 ..............................................................        413,038(1)
$    350,000      6.65% 06/15/67 ..............................................................        192,761(1)
       2,500   Georgia Power Company, 6.50% Pfd., Series 07-A .................................        217,500*(1)
      30,445   Indianapolis Power & Light Company, 5.65% Pfd. .................................      2,444,125*
$  5,000,000   PECO Energy Capital Trust IV, 5.75% 06/15/33 ...................................      3,808,355(1)
$  4,250,000   Puget Sound Energy, Inc., 6.974% 06/01/67 ......................................      2,151,775
      15,000   Southern California Edison, 6.00% Pfd., Series C ...............................      1,311,750*(1)
$  1,500,000   Southern Union Company, 7.20% 11/01/66 .........................................        837,976
       5,000   Union Electric Company, $7.64 Pfd. .............................................        513,125*
$  4,500,000   Wisconsin Energy Corporation, 6.25% 05/15/67 ...................................      2,253,006(1)
      85,137   Wisconsin Power & Light Company, 6.50% Pfd. ....................................      2,115,127*(1)
                                                                                                  ------------
                                                                                                    42,024,087
                                                                                                  ------------
               ENERGY -- 3.4%
$  4,900,000   Enbridge Energy Partners LP, 8.05% 10/01/37 ....................................      3,254,330(1)
$  4,000,000   Enterprise Products Partners, 7.034% 01/15/68 ..................................      2,082,804(1)
                                                                                                  ------------
                                                                                                     5,337,134
                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 2008

SHARES/$ PAR                                                                                          VALUE
------------                                                                                      ------------
PREFERRED SECURITIES -- (CONTINUED)
               MISCELLANEOUS INDUSTRIES -- 2.2%
      40,000   Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A**** ............................   $  3,429,600*
                                                                                                  ------------
                                                                                                     3,429,600
                                                                                                  ------------
               TOTAL PREFERRED SECURITIES
                  (Cost $218,476,605) .........................................................    130,842,567
                                                                                                  ------------
CORPORATE DEBT SECURITIES -- 9.3%
               FINANCIAL SERVICES -- 0.2%
$  4,726,012   Lehman Brothers, Guaranteed Note, Variable Rate, 12/16/16, 144A**** ............        333,184++
                                                                                                  ------------
                                                                                                       333,184
                                                                                                  ------------
               INSURANCE -- 6.5%
      15,000   AAG Holding Company, Inc., 7.25% Pfd. ..........................................        179,100(1)
$  7,577,000   Liberty Mutual Insurance, 7.697% 10/15/97, 144A**** ............................      4,749,514
$  7,000,000   UnumProvident Corporation, 7.25% 03/15/28, Senior Notes ........................      5,234,698
                                                                                                  ------------
                                                                                                    10,163,312
                                                                                                  ------------
               ENERGY -- 1.6%
$  4,000,000   Noble Energy, Inc., 7.25% 08/01/97 .............................................      2,571,276(1)
                                                                                                  ------------
                                                                                                     2,571,276
                                                                                                  ------------
               MISCELLANEOUS INDUSTRIES -- 1.0%
      16,500   Corp-Backed Trust Certificates, 7.00% 11/15/28, Series Sprint ..................        126,885(1)
                                                                                                  ------------
               Pulte Homes, Inc.:
      25,844   7.375% 06/01/46 ................................................................        303,667
$  2,160,000   7.875% 06/15/32 ................................................................      1,134,000
                                                                                                  ------------
                                                                                                     1,564,552
                                                                                                  ------------
               TOTAL CORPORATE DEBT SECURITIES
                  (Cost $26,958,355) ..........................................................     14,632,324
                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2008

SHARES/$ PAR                                                                                          VALUE
------------                                                                                      ------------
MONEY MARKET FUND -- 1.7%
  2,712,994    BlackRock Provident Institutional, T-Fund ..........................               $  2,712,994
                                                                                                  ------------
               TOTAL MONEY MARKET FUND
                  (Cost $2,712,994) ...............................................                  2,712,994
                                                                                                  ------------
TOTAL INVESTMENTS (Cost $248,147,954***) ..........................................    94.4%       148,187,885
OTHER ASSETS AND LIABILITIES (Net) ................................................     5.6%         8,814,566
                                                                                      -----       ------------
NET ASSETS BEFORE LOAN AND AMPS ...................................................   100.0%+++   $157,002,451
                                                                                      -----       ------------
LOAN PRINCIPAL BALANCE ............................................................                (29,500,000)
AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE ............................                (39,500,000)
                                                                                                  ------------
TOTAL NET ASSETS AVAILABLE TO COMMON STOCK ........................................               $ 88,002,451
                                                                                                  ============

----------
* Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**   Securities distributing Qualified Dividend Income only.

***  Aggregate cost of securities held.

**** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Board of Directors.

(1) All or a portion of this security is pledged as collateral for the Fund's loan. The total value of such securities was $79,596,043 at November 30, 2008.

(2)  Foreign Issuer.

+    Non-income producing.

++ The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.

+++ The percentage shown for each investment category is the total value of that category as a percentage of total net assets before the loan and AMPS.

ABBREVIATIONS:

CABCO   -- Corporate Asset Backed Corporation
PFD.    -- Preferred Securities
PVT.    -- Private Placement Securities
STRIPES -- Structured Residual Interest Preferred Enhanced Securities

    The accompanying notes are an integral part of the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 2008

ASSETS:
   Investments, at value (Cost $248,147,954) ..................                 $148,187,885
   Receivable for investments sold ............................                    5,872,000
   Dividends and interest receivable ..........................                    3,112,048
   Prepaid expenses  ..........................................                       71,783
                                                                                ------------
      Total Assets  ...........................................                  157,243,716
LIABILITIES:
   Loan Payable ...............................................   $29,500,000
   Dividends payable to Common Stock Shareholders .............           231
   Investment advisory fee payable ............................        75,643
   Administration, Transfer Agent and Custodian fees payable ..        26,904
   Servicing agent fees payable ...............................         3,289
   Professional fees payable ..................................        78,897
   Directors' fees payable ....................................           872
   Accrued expenses and other payables ........................        45,318
   Accumulated undeclared distributions to
      Auction Market Preferred Stock Shareholders .............        10,111
                                                                  -----------
         Total Liabilities ....................................                   29,741,265
                                                                                ------------
AUCTION MARKET PREFERRED STOCK (1,580 SHARES OUTSTANDING)
   REDEMPTION VALUE ...........................................                   39,500,000
                                                                                ------------
NET ASSETS AVAILABLE TO COMMON STOCK ..........................                 $ 88,002,451
                                                                                ============
NET ASSETS AVAILABLE TO COMMON STOCK consist of:
   Distributions in excess of net investment income ...........                 $   (434,755)
   Accumulated net realized loss on investments sold ..........                  (42,491,181)
   Unrealized depreciation of investments .....................                  (99,960,069)
   Par value of Common Stock  .................................                       97,763
   Paid-in capital in excess of par value of Common Stock .....                  230,790,693
                                                                                ------------
         Total Net Assets Available to Common Stock ...........                 $ 88,002,451
                                                                                ============
NET ASSET VALUE PER SHARE OF COMMON STOCK:
   Common Stock (9,776,333 shares outstanding) ................                 $       9.00
                                                                                ============

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2008

INVESTMENT INCOME:
   Dividends+ .................................................                $  11,760,937
   Interest ...................................................                   11,006,729
                                                                               -------------
      Total Investment Income .................................                   22,767,666
EXPENSES:
   Investment advisory fee ....................................   $1,483,134
   Servicing agent fee ........................................      121,456
   Administrator's fee ........................................      230,513
   Auction Market Preferred Stock broker commissions and
      auction agent fees ......................................      215,476
   Professional fees ..........................................      182,030
   Insurance expense ..........................................      133,905
   Transfer Agent fees ........................................       66,040
   Directors' fees ............................................       73,090
   Custodian fees .............................................       32,667
   Compliance fees ............................................       37,715
   Interest expense ...........................................    1,173,471
   Commitment fee .............................................      227,500
   Other ......................................................      125,300
      Total Expenses ..........................................                    4,102,297
                                                                               -------------
NET INVESTMENT INCOME .........................................                   18,665,369
                                                                               -------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized loss on investments sold during the year ......                  (25,533,127)
   Net realized loss from written options during the year .....                      (96,597)
   Change in unrealized appreciation/depreciation of
      investments .............................................                  (78,210,324)
                                                                               -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...............                 (103,840,048)
                                                                               -------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED STOCK SHAREHOLDERS:
   From net investment income (including changes in accumulated
      undeclared distributions) ...............................                   (4,264,640)
                                                                               -------------
NET DECREASE IN NET ASSETS TO COMMON STOCK
   RESULTING FROM OPERATIONS ..................................                $ (89,439,319)
                                                                               =============

----------
+ For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction ("DRD") or as qualified dividend income ("QDI") for individuals.

    The accompanying notes are an integral part of the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

                                                                          YEAR ENDED        YEAR ENDED
                                                                      NOVEMBER 30, 2008   NOVEMBER 30, 2007
                                                                      -----------------   -----------------
OPERATIONS:
   Net investment income ..........................................     $  18,665,369       $ 21,889,848
   Net realized loss on investments sold during the year ..........       (25,629,724)        (2,445,928)
   Change in net unrealized depreciation of investments ...........       (78,210,324)       (32,552,743)
   Distributions to AMPS* Shareholders from net investment income,
      including changes in accumulated undeclared distributions ...        (4,264,640)        (6,874,365)
                                                                        -------------       ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........       (89,439,319)       (19,983,188)
DISTRIBUTIONS:
   Dividends paid from net investment income to Common Stock
      Shareholders(1) .............................................       (15,043,583)       (14,957,790)
   Tax return of capital to Common Stock Shareholders .............          (251,490)                --
                                                                        -------------       ------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS ...............       (15,295,073)       (14,957,790)
NET DECREASE IN NET ASSETS AVAILABLE TO
   COMMON STOCK FOR THE YEAR ......................................     $(104,734,392)      $(34,940,978)
                                                                        =============       ============
NET ASSETS AVAILABLE TO COMMON STOCK:
   Beginning of year ..............................................     $ 192,736,843       $227,677,821
   Net decrease in net assets during the year .....................      (104,734,392)       (34,940,978)
                                                                        -------------       ------------
   End of year (including distributions in excess of net investment
      income of $(434,755) and of $(290,982), respectively) .......     $  88,002,451       $192,736,843
                                                                        =============       ============

----------
*    Auction Market Preferred Stock.

(1)  May include income earned, but not paid out, in prior fiscal year.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2008

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net decrease in net assets resulting from operations ................   $ (89,439,319)
ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
   Purchase of investment securities ...................................    (118,044,452)
   Proceeds from disposition of investment securities ..................     187,782,036
   Purchase of purchased option securities .............................      (2,124,545)
   Proceeds from disposition of purchased option securities ............         932,559
   Premiums received for written options ...............................         700,617
   Payments to close written options ...................................        (797,214)
   Sale of short-term investment securities, net .......................      (3,121,570)
   Decrease in securities lending collateral ...........................       4,905,720
   Decrease in dividends and interest receivable .......................         756,327
   Increase in receivable for investments sold .........................      (5,750,752)
   Decrease in Prepaid expenses ........................................           2,979
   Net amortization/(accretion) of premium/(discount) ..................         216,387
   Decrease in payable for securities lending collateral ...............      (4,905,720)
   Decrease in accrued expenses and other liabilities ..................         (56,266)
   Unrealized depreciation on securities ...............................      78,210,324
   Net realized loss from investments and written options ..............      25,629,724
                                                                           -------------
      Net cash provided in operating activities ........................      74,896,835
                                                                           -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Increase in Loan payable ............................................      29,500,000
   Decrease in Auction Market Preferred Stock (AMPS) ...................     (89,000,000)
   Decrease in payable for AMPS ........................................         (36,278)
   Decrease in dividend payable to common stock shareholders ...........         (65,484)
   Distributions to common stock shareholders from net investment income     (15,295,073)
                                                                           -------------
      Net cash used by financing activities ............................     (74,896,835)
                                                                           -------------
      Net increase in cash .............................................              --
CASH:
   Beginning of the year ...............................................              --
                                                                           -------------
   End of the year .....................................................   $          --
                                                                           -------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
   Interest paid during the year .......................................       1,143,725
                                                                           -------------

    The accompanying notes are an integral part of the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                            FINANCIAL HIGHLIGHTS
                      FOR A COMMON STOCK SHARE OUTSTANDING THROUGHOUT EACH YEAR.

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                           YEAR ENDED NOVEMBER 30,
                                                                           -------------------------------------------------------
                                                                             2008        2007        2006       2005        2004
                                                                           --------    --------    --------   --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .....................................   $  19.71    $  23.29    $  22.40   $  23.56    $  24.33
                                                                           --------    --------    --------   --------    --------
INVESTMENT OPERATIONS:
Net investment income ..................................................       1.91        2.24        2.04       1.94        1.95
Net realized and unrealized gain/(loss) on investments .................     (10.62)      (3.59)       1.06      (0.86)      (0.55)

DISTRIBUTIONS TO AMPS* SHAREHOLDERS:
From net investment income .............................................      (0.44)      (0.70)      (0.64)     (0.41)      (0.19)
                                                                           --------    --------    --------   --------    --------
Total from investment operations .......................................      (9.15)      (2.05)       2.46       0.67        1.21
                                                                           --------    --------    --------   --------    --------
COST OF ISSUANCE OF AMPS* ..............................................         --          --          --         --        0.01
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income .............................................      (1.53)      (1.53)      (1.57)     (1.83)      (1.99)
From return of capital .................................................      (0.03)         --          --         --          --
                                                                           --------    --------    --------   --------    --------
Total distributions to Common Stock Shareholders .......................      (1.56)      (1.53)      (1.57)     (1.83)      (1.99)
                                                                           --------    --------    --------   --------    --------
Net asset value, end of year ...........................................   $   9.00    $  19.71    $  23.29   $  22.40    $  23.56
                                                                           ========    ========    ========   ========    ========
Market value, end of year ..............................................   $   7.28    $  17.00    $  22.08   $  19.70    $  24.15
Total investment return based on net asset value** .....................     (48.17%)     (8.71%)     12.30%      3.27%       5.22%
Total investment return based on market value** ........................     (51.39%)    (16.95%)     21.06%    (11.41%)      4.30%
RATIOS TO AVERAGE NET ASSETS AVAILABLE
   TO COMMON STOCK SHAREHOLDERS:
      Total net assets, end of year (in 000's) .........................   $ 88,002    $192,737    $227,678   $219,015    $229,805
      Operating expenses including interest expense(1) .................       2.67%         --          --         --          --
      Operating expenses excluding interest expense ....................       1.91%       1.51%       1.50%      1.47%       1.51%
      Net investment income + ..........................................       9.37%       6.94%       6.28%      6.51%       7.33%
SUPPLEMENTAL DATA:++
      Portfolio turnover rate ..........................................         46%         57%         68%        38%         79%
      Total net investments, end of year (in 000's) ....................   $157,002    $321,237    $356,178   $347,515    $358,305
      Ratio of operating expenses including interest expense(1)(2)
         to net assets before loan and AMPS ............................       1.54%         --          --         --          --
      Ratio of operating expenses excluding interest expense to net
         assets before loan and AMPS ...................................       1.10%       0.95%       0.94%      0.94%       0.97%

*    Auction Market Preferred Stock.

** Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment and Cash Purchase Plan.

+ The net investment income ratios reflect income net of operating expenses, including interest expense, and payments to AMPS Shareholders.

++ Information presented under heading Supplemental Data includes AMPS and loan principal balance.

(1)  See Note 7.

(2)  Does not include distributions to AMPS Shareholders.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE OF COMMON STOCK

                                          TOTAL                                   DIVIDEND
                                        DIVIDENDS   NET ASSET        NYSE       REINVESTMENT
                                          PAID+       VALUE     CLOSING PRICE     PRICE (1)
                                        ---------   ---------   -------------   ------------
December 31, 2007 ...................    $0.1300      $18.98        $16.88         $16.96
January 31, 2008 ....................     0.1300       19.35         17.97          18.09
February 29, 2008 ...................     0.1300       18.92         17.50          17.52
March 31, 2008 ......................     0.1300       17.21         15.69          15.84
April 30, 2008 ......................     0.1300       17.47         15.94          16.10
May 30, 2008 ........................     0.1300       17.12         15.99          15.88
June 30, 2008. ......................     0.1300       16.10         14.98          14.59
July 31, 2008 .......................     0.1365       14.94         13.24          13.27
August 29, 2008 .....................     0.1365       14.84         13.15          13.28
October 6, 2008 (2) .................     0.1365       10.97          7.13           6.94
October 31, 2008 ....................     0.1225        9.82          9.10           8.82
November 28, 2008 ...................     0.1225        9.00          7.28           6.97

----------
+    May include distributions classified as a tax return of capital.

(1) Whenever the net asset value per share of the Fund's Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

(2)  September 30, 2008 distribution delayed; paid on October 6, 2008.

    The accompanying notes are an integral part of the financial statements.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)

     The table below sets out information with respect to Auction Market Preferred Stock (AMPS) currently outstanding.

                                              INVOLUNTARY
                                 ASSET        LIQUIDATION
             TOTAL SHARES       COVERAGE       PREFERENCE
  DATE     OUTSTANDING (1)   PER SHARE (2)   PER SHARE (3)
--------   ---------------   -------------   -------------
11/30/08        1,580           $80,704         $25,000
11/30/07        5,140            62,506          25,000
11/30/06        5,140            69,301          25,000
11/30/05        5,140            67,650          25,000
11/30/04        5,140            69,732          25,000

----------
(1)  See note 6.

(2) Calculated by subtracting the Fund's total liabilities (excluding the AMPS) from the Fund's total assets and dividing that amount by the number of AMPS shares outstanding.

(3)  Excludes accumulated undeclared dividends.

    The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Flaherty & Crumrine/Claymore Total Return Fund Incorporated (the "Fund") was incorporated as a Maryland corporation on July 18, 2003, and commenced operations on August 29, 2003 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is to provide its common shareholders with high current income. The Fund's secondary investment objective is capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("US GAAP") and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's Administrator no less frequently than on the last business day of each week and month in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund's net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund's net assets available to Common Stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities and (ii) the aggregate liquidation value of its Auction Market Preferred Stock ("AMPS").

     The Fund's preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon ("swaptions"), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

     In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted SFAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of November 30, 2008 is as follows:

                                                                              OTHER FINANCIAL
                                                                                INSTRUMENTS
                                                               INVESTMENTS      (UNREALIZED
                                                              IN SECURITIES    APPRECIATION/
VALUATION INPUTS                                             (MARKET VALUE)    DEPRECIATION)*
----------------                                             --------------   ---------------
Level 1 - Quoted Prices ..................................    $ 27,582,284          $--
Level 2 - Other Significant Observable Inputs ............     119,309,657           --
Level 3 - Significant Unobservable Inputs ................       1,295,944           --
                                                              ------------          ---
TOTAL ....................................................    $148,187,885          $--

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment. As of November 30, 2008 the Fund does not have any other financial instruments.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                                              OTHER FINANCIAL
                                                                                INSTRUMENTS
                                                               INVESTMENTS      (UNREALIZED
                                                              IN SECURITIES    APPRECIATION/
                                                             (MARKET VALUE)    DEPRECIATION)
                                                             --------------   ---------------
BALANCE AS OF 11/30/07. ..................................      $6,945,554          $--
Accrued discounts/premiums ...............................              --           --
Realized gain (loss) .....................................              --           --
Change in unrealized appreciation (depreciation) .........     (5,649,610)           --
Net purchases (sales) ....................................              --           --
Transfers in and/or out of Level 3 .......................              --           --
                                                                ----------          ---
BALANCE AS OF 11/30/08 ...................................      $1,295,944          $--

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

     OPTIONS: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

     The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's investment adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision will be required.

     In June 2006, the FASB issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 became effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The tax periods open to examination by the Internal Revenue Service include the fiscal years ended November 30, 2008, 2007, 2006 and 2005. The Fund's major tax jurisdictions are federal and California. As of November 30, 2008, the Fund has evaluated the adoption of FIN 48 and determined that there is no material impact on the financial statements.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock ("Shareholders"). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund's Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from US GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences,
(2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid, including changes in accumulated undeclared distributions to AMPS Shareholders, during 2008 and 2007 was as follows:


             DISTRIBUTIONS PAID IN FISCAL YEAR 2008     DISTRIBUTIONS PAID IN FISCAL YEAR 2007
            ---------------------------------------   ----------------------------------------
              ORDINARY      LONG-TERM     RETURN OF         ORDINARY        LONG-TERM
               INCOME     CAPITAL GAINS    CAPITAL           INCOME        CAPITAL GAINS
            -----------   -------------   ---------        -----------     -------------
Common      $15,043,583         $0         $251,490        $14,957,790         $0
Preferred     4,264,640         $0         $      0        $ 6,874,365         $0

     As of November 30, 2008, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Common and Preferred Stock shareholders, on a tax basis were as follows:

                               UNDISTRIBUTED     UNDISTRIBUTED         NET UNREALIZED
CAPITAL (LOSS) CARRYFORWARD   ORDINARY INCOME   LONG-TERM GAIN   APPRECIATION/(DEPRECIATION)
---------------------------   ---------------   --------------   --------------------------
       ($41,609,014)                 $0               $0               ($100,842,236)

     At November 30, 2008, the composition of the Fund's $41,609,014 accumulated realized capital losses was $573,838, $8,529,240, $943,555, $1,648,329,
$3,780,448 and $26,133,604 incurred in 2003, 2004, 2005, 2006, 2007 and 2008, respectively. These losses may be carried forward and offset against any future capital gains through 2011, 2012, 2013, 2014, 2015 and 2016, respectively.

     RECLASSIFICATION OF ACCOUNTS: During the year ended November 30, 2008, reclassifications were made in the Fund's capital accounts to report these balances on a tax basis, excluding temporary differences, as of November 30, 2008. Additional adjustments may be required in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Fund. The calculation of net investment income per share in the financial highlights excludes these adjustments. Below are the reclassifications:

PAID-IN       UNDISTRIBUTED       ACCUMULATED NET REALIZED
CAPITAL   NET INVESTMENT INCOME      GAIN ON INVESTMENTS
-------   ---------------------   ------------------------
$39,432          $499,081                $(538,513)

     EXCISE TAX: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $20,284 of Federal excise taxes attributable to calendar year 2007 in March 2008.

     ADDITIONAL ACCOUNTING STANDARDS: In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

3. INVESTMENT ADVISORY FEE, SERVICING AGENT FEE, ADMINISTRATION FEE, TRANSFER AGENT FEE, CUSTODIAN FEE, DIRECTORS' FEES AND CHIEF COMPLIANCE OFFICER FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the first $200 million of the Fund's average weekly total managed assets, 0.50% of the next $300 million of the Fund's average weekly total managed assets, and 0.45% of the Fund's average weekly total managed assets above $500 million.

     For purposes of calculating the fees payable to the Adviser, Servicing Agent, Administrator and Custodian, the Fund's average weekly total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction market preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage). For purposes of determining total managed assets, the liquidation preference of any preferred shares issued by the Fund is not treated as a liability.

     Claymore Securities, Inc. (the "Servicing Agent") serves as the Fund's shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.025% of the first $200 million of the Fund's average weekly total managed assets, 0.10% of the next $300 million of the Fund's average weekly total managed assets and 0.15% of the Fund's average weekly total managed assets above $500 million.

     PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., serves as the Fund's Administrator. As Administrator, PNC calculates the net asset value of the Fund's shares attributable to Common Stock and generally assists in all aspects of the Fund's administration and operation. As compensation for PNC's services as Administrator, the Fund pays PNC a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund's average weekly total managed assets, 0.04% of the next $300 million of the Fund's average weekly total managed assets, 0.03% of the next $500 million of the Fund's average weekly total managed assets and 0.02% of the Fund's average weekly total managed assets above $1 billion.

     PNC also serves as the Fund's Common Stock dividend-paying agent and registrar (Transfer Agent). As compensation for PNC's services, the Fund pays PNC a fee at an annual rate of 0.02% of the first $150 million of the Fund's average weekly net assets attributable to Common Stock, 0.0075% of the next $350 million of the Fund's average weekly net assets attributable to Common Stock, and 0.0025% of the Fund's average weekly net assets attributable to Common Stock above $500 million, plus certain out-of-pocket expenses. For purposes of calculating such fee, the Fund's average weekly net assets attributable to the Common Stock are deemed to be the average weekly value of the Fund's total assets minus the sum of the Fund's liabilities. For this calculation, the Fund's liabilities are deemed to include the aggregate liquidation preference of any outstanding Fund preferred shares and the loan principal balance.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     PFPC Trust Company ("PFPC Trust") serves as the Fund's Custodian. PFPC Trust is an indirect subsidiary of PNC Financial Services. As compensation for PFPC Trust's services as custodian, the Fund pays PFPC Trust a monthly fee at the annual rate of 0.010% of the first $200 million of the Fund's average weekly total managed assets, 0.008% of the next $300 million of the Fund's average weekly total managed assets, 0.006% of the next $500 million of the Fund's average weekly total managed assets, and 0.005% of the Fund's average weekly total managed assets above $1 billion.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser or the Servicing Agent a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $150 for each telephone meeting. The Audit Committee Chairman receives an additional annual fee of $2,500. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     The Fund currently pays the Adviser a fee of $37,500 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

4. PURCHASES AND SALES OF SECURITIES

     For the year ended November 30, 2008 the cost of purchases and proceeds from sales of securities excluding short-term investments, aggregated $120,168,997 and $188,714,595, respectively.

     At November 30, 2008, the aggregate cost of securities for federal income tax purposes was $249,030,121, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,502,500 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $102,344,736.

     Written option transactions during the year ended November 30, 2008 are summarized as follows:

                                                        CONTRACT     PREMIUMS
                                                         AMOUNTS     RECEIVED
                                                        --------    ---------
Written options outstanding at beginning of year.....        0      $       0
Options Opened.......................................      400        700,617
Options Exercised....................................        0              0
Options Expired......................................       (0)            (0)
Options Closed.......................................     (400)      (700,617)
                                                        --------    ---------
Written options outstanding at end of year...........        0      $       0

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. COMMON STOCK

     At November 30, 2008, 240,000,000 shares of $0.01 par value Common Stock were authorized. Common Stock Transactions were as follows:

                                                         YEAR ENDED        YEAR ENDED
                                                          11/30/08          11/30/07
                                                      ---------------   ---------------
                                                      SHARES   AMOUNT   SHARES   AMOUNT
                                                      ------   ------   ------   ------
Shares issued under the Dividend Reinvestment
   and Cash Purchase Plan..........................     --       $--      --      $--
                                                      ------   ------   ------   ------

6. AUCTION MARKET PREFERRED STOCK (AMPS)

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. The AMPS, which consists of Series T7 and W28, are senior to the Common Stock and result in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of AMPS are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the AMPS. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, AMPS at a redemption price of $25,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     An auction of the AMPS is generally held every 7 days for Series T7 and every 28 days for Series W28. Existing AMPS Shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. AMPS Shareholders may also trade shares in the secondary market, if any, between auction dates. Since mid-February 2008, the normal functioning of the market for auction market preferred stock of U.S. closed-end funds, including the Fund, has been disrupted, and the Fund's AMPS holders have not been able to sell their shares through the auction process.

     On May 1, 2008, the Fund announced the redemption of approximately 70% of each series of its outstanding AMPS at a redemption price equal to the liquidation preference of $25,000 per share, plus the amount of accumulated but unpaid dividends. Redemption of 1,780 shares of Series T7 was completed on May 21, and redemption of 1,780 shares of Series W28 was completed on June 12. Total consideration for the liquidation preference of the redemptions was $89 million (See Note 7).

     At November 30, 2008, 790 shares of Series T7 and 790 shares of Series W28 of AMPS were outstanding at the annualized rate of 3.51% and 3.95% for each of Series T7 and W28, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. As a result of ongoing disruptions in the auction market, the Fund is paying a dividend rate equal to the maximum rate, as defined in the Fund's Articles Supplementary. The maximum rate is equal to the greater of (i) 175% of the reference rate and (ii) 2.50% plus the reference rate. "Reference Rate" means the

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

applicable "AA" Financial Composite Commercial Paper Rate. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to structure its portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

7. COMMITTED FINANCING AGREEMENT

     The Fund entered into a committed financing agreement ("Financing Agreement") on May 1, 2008 which allows the Fund to borrow up to $91 million on a secured basis. The primary use of the proceeds was to redeem a portion of the outstanding shares of AMPS (See Note 6), although the balance may be utilized by the Fund in the normal course of business as financial leverage. As of November 30, 2008, the amount borrowed under the Financing Agreement was $29.5 million.

     Under the original terms of the Financing Agreement, the lender charged an annualized rate of 0.60% on the undrawn (committed) balance ("Commitment Fee"), and the Overnight London Interbank Offered Rate ("Overnight LIBOR") PLUS 0.70% on the drawn (borrowed) balance. The terms of the Financing Agreement were subsequently renegotiated and became effective as of October 20, 2008. Under the new terms of the Financing Agreement, the lender will charge an annualized rate of 1.00% on the undrawn (committed) balance, and Three-Month London Interbank Offered Rate - reset every three months - PLUS 1.10% on the drawn (borrowed) balance. The renegotiation of the terms of the Financing Agreement was necessitated by the violation of a net asset value covenant in the Financing Agreement by the Fund as a result of the substantial decline in the value of the Fund's assets. The renegotiation resulted in these limits being reset to then-current market levels, changes in financing rates noted above, and the establishment of a new six-month rolling term to the Financing Agreement. None of the other financial covenants or asset coverage requirements changed materially.

     For the period beginning on May 20, 2008 (initial use of the facility) and ending on November 30, 2008, the daily weighted average annualized interest rate on the drawn balance was 3.60% and the average daily loan balance was $56,120,513. In addition, the Fund paid the Lender an arrangement fee (at the origination of the facility on May 1, 2008) equal to 0.25% of the committed amount of $91 million. The arrangement fee was amortized to expense over a period of six months. LIBOR rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders.

     The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, approximately two-thirds of the Fund's assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could necessitate sales

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months' advance notice.

8. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in a diversified portfolio of preferred and debt securities. This includes fully taxable preferred securities and traditional preferred stocks eligible for the inter-corporate dividends received deduction ("DRD"). Under normal market conditions, at least 50% of the value of the Fund's total assets will be invested in preferred securities. Also, under normal market conditions, the Fund invests at least 25% of its total assets in securities issued by companies in the utilities industry and at least 25% of its total assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

     The Fund may invest up to 20% of its total assets in securities rated below investment grade. These securities must be rated at least either "Ba3" by Moody's Investors Service, Inc. or "BB-" by Standard & Poor's or, if unrated, judged to be comparable in quality by the Adviser, in any case, at the time of purchase. However, these securities must be issued by an issuer having a class of senior debt rated investment grade outstanding.

     The Fund may invest up to 15% of its total assets in common stocks, which total includes those convertible securities that trade in close relationship to the underlying common stock of an issuer Certain of its investments in hybrid, i.e., fully taxable, preferred securities will be considered debt securities to the extent that, in the opinion of the Adviser, such investments are deemed to be debt-like in key characteristics. Typically, a security will not be considered debt-like (a) if an issuer can defer payment of income for eighteen months or more without triggering an event of default and (b) if such issue is a junior and fully subordinated liability of an issuer or its ultimate guarantor.

     In addition to foreign money market securities, the Fund may invest up to 30% of its total assets in the securities of companies organized or having their principal place of business outside the United States. All foreign securities held by the Fund will be denominated in U.S. dollars.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into transactions, in accordance with its investment policies, involving any or all of the following: short sales of securities, purchases of securities on margin, futures contracts, interest rate swaps, swap futures, options on futures contracts, options on securities, swaptions, and certain credit derivative transactions, including, but not limited to, the purchase and sale of credit protection. As in the case of when-issued securities, the use of over-the-counter derivatives, such as interest rate swaps, swaptions, and credit default swaps may expose the Fund to greater credit, operations, liquidity, and valuation risk than is the case with regulated, exchange traded futures and options. These transactions are used for hedging or other appropriate risk-management purposes, or, under certain other circumstances, to increase return. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

10. SECURITIES LENDING

     The Fund may lend up to 15% of its total assets (including the value of the loan collateral) to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of November 30, 2008, there were no securities on loan by the fund. Income from securities lending for the year ended November 30, 2008, was $19,435 and is included in interest income on the Statement of Operations.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Flaherty & Crumrine/Claymore Total Return Fund Incorporated

     We have audited the accompanying statement of assets and liabilities of Flaherty & Crumrine/Claymore Total Return Fund Incorporated, including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flaherty & Crumrine/Claymore Total Return Fund Incorporated as of November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


(KPMG LLP)

Boston, Massachusetts
January 23, 2009

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
SUPPLEMENTARY TAX INFORMATION (UNAUDITED)

     Distributions to Common Stock and Auction Market Preferred Stock (AMPS) Shareholders are characterized as follows for purposes of Federal income taxes (as a percentage of total distributions, including any tax return of capital):

FISCAL YEAR 2008

                         INDIVIDUAL SHAREHOLDER            CORPORATE SHAREHOLDER
                     ------------------------------   ------------------------------
                              ORDINARY   TAX RETURN            ORDINARY   TAX RETURN
                      QDI      INCOME    OF CAPITAL     DRD     INCOME    OF CAPITAL
                     -----    --------   ----------   ------   --------   ----------
AMPS                 30.91%    69.09%       0.00%     19.36%    80.64%       0.00%
Common Stock         30.38%    67.90%       1.72%     19.03%    79.25%       1.72%

CALENDAR YEAR 2008

                         INDIVIDUAL SHAREHOLDER            CORPORATE SHAREHOLDER
                     ------------------------------   ------------------------------
                              ORDINARY   TAX RETURN            ORDINARY   TAX RETURN
                      QDI      INCOME    OF CAPITAL     DRD     INCOME    OF CAPITAL
                     -----    --------   ----------   ------   --------   ----------
AMPS                 31.50%    68.50%       0.00%     19.57%    80.43%       0.00%
Common Stock         30.52%    67.81%       1.67%     19.09%    79.24%       1.67%

     Qualified Dividend Income ("QDI") distributions are taxable at a maximum 15% personal tax rate.

SECTION 19 NOTICES

     Section 19 of the 1940 Act requires registered investment companies to include a notice with the payment of a dividend if a portion of that dividend may come from sources other than undistributed net income (other sources could include realized gains from the sale of securities and non-taxable return of capital). Copies of the Section 19 notices for the Fund are available on the website at www.fcclaymore.com.

     Form 1099-DIV will be sent to shareholders in January 2009 reporting the amount and tax characterization of distributions for the 2008 calendar year.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                              ADDITIONAL INFORMATION (UNAUDITED)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by PNC as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, PNC will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If PNC commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, PNC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to PNC's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 2008, $1,477 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying PNC in writing, by completing the form on the back of the Plan account statement and forwarding it to PNC or by calling PNC, directly. A termination will be effective immediately if notice is received by PNC not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PNC will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from PNC at 1-800-331-1710.

ADDITIONAL COMPENSATION AGREEMENT

     The Adviser has agreed to compensate Merrill Lynch from its own resources at an annualized rate of 0.15% of the Fund's total managed assets for certain services, including after-market support services designed to maintain the visibility of the Fund.

PROXY VOTING POLICIES AND PROXY VOTING RECORD ON FORM N-PX

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission ("SEC") on August 7, 2008. This filing, as well as the Fund's proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund's transfer agent at 1-800-331-1710 and (ii) on the SEC's website at www.sec.gov. In addition, the Fund's proxy voting policies and procedures are available on the Fund's website at www.fcclaymore.com.

PORTFOLIO SCHEDULE ON FORM N-Q

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended August 31, 2008. The Fund's Form N-Q is available on the SEC's website at www.sec.gov or may be viewed and obtained from the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Section may be obtained by calling 1-800-SEC-0330.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

PORTFOLIO MANAGEMENT TEAM

     In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the "Information about Fund Directors and Officers" section of this report.

CERTIFICATIONS

     Included in the Annual Written Affirmation submitted to the NYSE, Donald F. Crumrine, as the Fund's Chief Executive Officer, has certified that, as of May 16, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

INFORMATION ABOUT FUND DIRECTORS AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

                                                                        PRINCIPAL         NUMBER OF FUNDS
                                             TERM OF OFFICE           OCCUPATION(S)       IN FUND COMPLEX
                             POSITION(S)      AND LENGTH OF            DURING PAST            OVERSEEN      OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE    HELD WITH FUND     TIME SERVED*             FIVE YEARS           BY DIRECTOR      HELD BY DIRECTOR**
-------------------------  --------------  -----------------  --------------------------  ---------------  ---------------------
NON-INTERESTED
DIRECTORS:

DAVID GALE                    Director     Class I Director   President of Delta                 4
Delta Dividend Group, Inc                        since        Dividend Group, Inc.
220 Montgomery Street                         August 2003     (investments)
Suite 1920
San Francisco, CA 94104
Age: 59

MORGAN GUST                   Director     Class II Director  Owner and operator of              4         CoBiz Financial, Inc.
301 E. Colorado Boulevard                        since        various entities engaged                      (financial services)
Suite 720                                     August 2003     in agriculture and real
Pasadena, CA 91101                                            estate; Former President
Age: 61                                                       of Giant Industries, Inc.
                                                              (petroleum refining and
                                                              marketing) from March
                                                              2002 through June 2007

KAREN H. HOGAN+               Director     Class II Director  Active Committee Member            4
301 E. Colorado Boulevard                        since        and Volunteer to several
Suite 720                                      July 2005      non-profit organizations;
Pasadena, CA 91101                                            from September 1985 to
Age: 47                                                       January 1997, Senior Vice
                                                              President of Preferred
                                                              Stock Origination at
                                                              Lehman Brothers and
                                                              previously, Vice President
                                                              of New Product
                                                              Development

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Preferred Securities Income Fund.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

                     Flaherty & Crumrine/Claymore Total Return Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                        PRINCIPAL         NUMBER OF FUNDS
                                             TERM OF OFFICE           OCCUPATION(S)       IN FUND COMPLEX
                             POSITION(S)      AND LENGTH OF            DURING PAST            OVERSEEN      OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE    HELD WITH FUND     TIME SERVED*             FIVE YEARS           BY DIRECTOR      HELD BY DIRECTOR**
-------------------------  --------------  ------------------  -------------------------  ---------------  ---------------------
NON-INTERESTED
DIRECTORS:

ROBERT F. WULF                Director/    Class III Director  Financial Consultant;            4
P.O. Box 753                  and Audit          since         Trustee, University of
Neskowin, OR 97149            Committee       August 2003      Oregon Foundation;
Age: 71                        Chairman                        Trustee, San Francisco
                                                               Theological Seminary

INTERESTED
DIRECTOR:

DONALD F. CRUMRINE+, ++       Director,    Class III Director  Chairman of the Board            4
301 E. Colorado Boulevard    Chairman of         since         and Director of Flaherty
Suite 720                     the Board       August 2003      & Crumrine Incorporated
Pasadena, CA 91101            and Chief
Age: 61                       Executive
                              Officer

----------
* The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.The three year term for each class expires as follows:

          CLASS I DIRECTOR - three year term expires at the Fund's 2011 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

          CLASS II DIRECTORS - three year term expires at the Fund's 2009 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

          CLASS III DIRECTORS - three year term expires at the Fund's 2010 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

** Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund; Flaherty & Crumrine Preferred Income Opportunity Fund, and Flaherty & Crumrine/Claymore Preferred Securities Income Fund.

+ As a Director, represents holders of shares of the Fund's Auction Market Preferred Stock.

++ "Interested person" of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund's investment adviser.

Flaherty & Crumrine/Claymore Total Return Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

                                                                                 PRINCIPAL
                                                  TERM OF OFFICE               OCCUPATION(S)
                                 POSITION(S)       AND LENGTH OF                 DURING PAST
 NAME, ADDRESS, AND AGE        HELD WITH FUND      TIME SERVED                  FIVE YEARS
-------------------------   -------------------   --------------   ------------------------------------
OFFICERS:

ROBERT M. ETTINGER               President             Since       President and Director of Flaherty &
301 E. Colorado Boulevard                           August 2003    Crumrine Incorporated
Suite 720
Pasadena, CA 91101
Age: 50

R. ERIC CHADWICK              Chief Financial          Since       Director of Flaherty & Crumrine
301 E. Colorado Boulevard      Officer, Vice         July 2004     Incorporated since June 2006;
Suite 720                      President and                       Vice President of Flaherty &
Pasadena, CA 91101               Treasurer                         Crumrine Incorporated
Age: 33

CHAD C. CONWELL               Chief Compliance         Since       Chief Compliance Officer of
301 E. Colorado Boulevard      Officer, Vice         July 2005     Flaherty & Crumrine Incorporated
Suite 720                      President and                       since September 2005; Vice
Pasadena, CA 91101               Secretary                         President of Flaherty & Crumrine
Age: 36                                                            Incorporated since July 2005;
                                                                   Attorney with Paul, Hastings,
                                                                   Janofsky & Walker LLP from
                                                                   September 1998 to June 2005

BRADFORD S. STONE              Vice President          Since       Director of Flaherty & Crumrine
392 Springfield Avenue         and Assistant        August 2003    Incorporated since June 2006;
Mezzanine Suite                  Treasurer                         Vice President of Flaherty &
Summit, NJ 07901                                                   Crumrine Incorporated
Age: 49

LAURIE C. LODOLO                 Assistant             Since       Assistant Compliance Officer of
301 E. Colorado Boulevard        Compliance          July 2004     Flaherty & Crumrine Incorporated
Suite 720                    Officer, Assistant                    since August 2004; Secretary of
Pasadena, CA 91101             Treasurer and                       Flaherty & Crumrine Incorporated
Age: 45                     Assistant Secretary                    since February 2004; Account
                                                                   Administrator of Flaherty & Crumrine
                                                                   Incorporated

DIRECTORS
     Donald F. Crumrine, CFA
        Chairman of the Board
     David Gale
     Morgan Gust
     Karen H. Hogan
     Robert F. Wulf, CFA

OFFICERS
     Donald F. Crumrine, CFA
        Chief Executive Officer
     Robert M. Ettinger, CFA
        President
     R. Eric Chadwick, CFA
        Chief Financial Officer,
        Vice President and Treasurer
     Chad C. Conwell
        Chief Compliance Officer,
        Vice President and Secretary
     Bradford S. Stone
        Vice President and
        Assistant Treasurer
     Laurie C. Lodolo
        Assistant Compliance Officer,
        Assistant Treasurer and
        Assistant Secretary

INVESTMENT ADVISER
     Flaherty & Crumrine Incorporated
     e-mail: flaherty@pfdincome.com

SERVICING AGENT
     Claymore Securities, Inc.
     1-866-233-4001

QUESTIONS CONCERNING YOUR SHARES OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND?

     -    If your shares are held in a Brokerage Account, contact your Broker.

     - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent --

               PNC Global Investment Servicing
               (U.S.) Inc.
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF FLAHERTY & CRUMRINE/CLAYMORE TOTAL RETURN FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                      (FLAHERTY & CRUMRINE/CLAYMORE LOGO)
                               TOTAL RETURN FUND

                                 Annual Report

                                November 30, 2008

                               www.fcclaymore.com

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that David Gale, Karen H. Hogan and Robert F. Wulf are each qualified to serve as an audit committee financial expert serving on its audit committee and that they all are "independent," as defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $46,400 for 2008 and $42,800 for 2007.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
          (a) of this Item are $0 for 2008 and $0 for 2007.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,100 for 2008 and $7,300 for 2007.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $17,200 for 2008 and $15,500 for 2007. These services consist of the principal accountant providing a "Quarterly Agreed-Upon-Procedures Report on Articles Supplementary". These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating the Fund's preferred stock. Specifically, the credit rating agencies require such AUP be undertaken in order to maintain the preferred stock's rating.

     (e)(1) The Fund's Audit Committee Charter states that the Audit Committee shall have the duty and power to pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser that provide ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b) 0%

               (c) 0%

               (d) 0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: David Gale, Morgan Gust, Karen H. Hogan, and Robert F. Wulf.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                  ADVISER PROXY VOTING POLICIES AND PROCEDURES

Flaherty & Crumrine Incorporated ("F&C") acts as discretionary investment adviser for various clients, including the following six pooled investment vehicles (the "Funds"):

As adviser to the "U.S. Funds"   Flaherty & Crumrine Preferred Income Fund
                                 Flaherty & Crumrine Preferred Income Opportunity Fund
                                 Flaherty & Crumrine/Claymore Preferred Securities Income Fund
                                 Flaherty & Crumrine/Claymore Total Return Fund

As sub-adviser
to the "Canadian Fund"           Flaherty & Crumrine Investment Grade Fixed Income Fund

F&C's authority to vote proxies for its clients is established through the delegation of discretionary authority under its investment advisory contracts and the U.S. Funds have adopted these policies and procedures for themselves

PURPOSE

These policies and procedures are designed to satisfy F&C's duties of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients.

In connection with this objective, these policies and procedures are designed to deal with potential complexities which may arise in cases where F&C's interests conflict or appear to conflict with the interests of its clients.

These policies and procedures are also designed to communicate with clients the methods and rationale whereby F&C exercises proxy voting authority.

This document is available to any client or Fund shareholder upon request and F&C will make available to such clients and Fund shareholders the record of F&C's votes promptly upon request and to the extent required by Federal law and regulations.

FUNDAMENTAL STANDARD

F&C will be guided by the principle that, in those cases where it has proxy voting authority, it will vote proxies, and take such other corporate actions, consistent with the interest of its clients in a manner free of conflicts of interest with the objective of client wealth maximization.

GENERAL

F&C has divided its discussion in this document into two major categories: voting with respect to common stock and voting with respect to senior equity, e.g., preferred stock and similar securities. In those events where F&C may have to take action with respect to debt, such as in the case of amendments of covenants or in the case of default, bankruptcy, reorganization, etc., F&C will apply the same principles as would apply to common or preferred stock, MUTATIS MUTANDIS.

These policies and procedures apply only where the client has granted discretionary authority with respect to proxy voting. Where F&C does not have authority, it will keep appropriate written records evidencing that such discretionary authority has not been granted.

F&C may choose not to keep written copies of proxy materials that are subject to SEC regulation and maintained in the SEC's EDGAR database. In other instances, F&C will keep appropriate written records in its files or in reasonably accessible storage.

Similarly, F&C will keep in its files, or reasonably accessible storage, work papers and other materials that were significant to F&C in making a decision how to vote.

For purposes of decision making, F&C will assume that each ballot for which it casts votes is the only security of an issuer held by the client. Thus, when casting votes where F&C may have discretionary authority with regard to several different securities of the same issuer, it may vote securities "in favor" for those securities or classes where F&C has determined the matter in question to be beneficial while, at the same time, voting "against" for those securities or classes where F&C has determined the matter to be adverse. Such cases occasionally arise, for example, in those instances where a vote is required by both common and preferred shareholders, voting as separate classes, for a change in the terms regarding preferred stock issuance.

F&C will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. F&C may consult with such other experts, such as CPA's, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Absent good reason to the contrary, F&C will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

With regard to those shareholder-originated proposals which are typically described as "social, environmental, and corporate responsibility" matters, F&C will typically give weight to management's recommendations and vote against such shareholder proposals, particularly if the adoption of such proposals would bring about burdens or costs not borne by those of the issuer's competitors.

In cases where the voting of proxies would not justify the time and costs involved, F&C may refrain from voting. From the individual client's perspective, this would most typically come about in the case of small holdings, such as might arise in connection with spin-offs or other corporate reorganizations. From the perspective of F&C's institutional clients, this envisions cases (1) as more fully described below where preferred and common shareholders vote together as a class or (2) other similar or analogous instances.

Ultimately, all voting decisions are made on a case-by-case basis, taking relevant considerations into account.

VOTING OF COMMON STOCK PROXIES

F&C categorizes matters as either routine or non-routine, which definition may or may not precisely conform to the definitions set forth by securities exchanges or other bodies categorizing such matters. Routine matters would include such things as the voting for directors and the ratification of auditors and most shareholder proposals regarding social, environmental, and corporate responsibility matters. Absent good reason to the contrary, F&C normally will vote in favor of management's recommendations on these routine matters.

Non-routine matters might include, without limitation, such things as (1) amendments to management incentive plans, (2) the authorization of additional common or preferred stock, (3) initiation or termination of barriers to takeover or acquisition, (4) mergers or acquisitions, (5) changes in the state of incorporation, (6) corporate reorganizations, and (7) "contested" director slates. In non-routine matters, F&C, as a matter of policy, will attempt to be generally familiar with the questions at issue. This will include, without limitation, studying news in the popular press, regulatory filings, and competing proxy solicitation materials, if any. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

VOTING OF PREFERRED STOCK PROXIES

Preferred stock, which is defined to include any form of equity senior to common stock, generally has voting rights only in the event that the issuer has not made timely payments of income and principal to shareholders or in the event that a corporation desires to effectuate some change in its articles of incorporation which might modify the rights of preferred stockholders. These are non-routine in both form and substance.

In the case of non-routine matters having to do with the modification of the rights or protections accorded preferred stock shareholders, F&C will attempt, wherever possible, to assess the costs and benefits of such modifications and will vote in favor of such modifications only if they are in the bests interests of preferred shareholders or if the issuer has offered sufficient compensation to preferred stock shareholders to offset the reasonably foreseeable adverse consequences of such modifications. A similar type of analysis would be made in the case where preferred shares, as a class, are entitled to vote on a merger or other substantial transaction.

In the case of the election of directors when timely payments to preferred shareholders have not been made ("contingent voting"), F&C will cast its votes on a case-by-case basis after investigation of the qualifications and independence of the persons standing for election.

Routine matters regarding preferred stock are the exception, rather than the rule, and typically arise when the preferred and common shareholders vote together as a class on such matters as election of directors. F&C will vote on a case-by-case basis, reflecting the principles set forth elsewhere in this document. However, in those instances (1) where the common shares of an issuer are held by a parent company and (2) where, because of that, the election outcome is not in doubt, F&C does not intend to vote such proxies since the time and costs would outweigh the benefits.

ACTUAL AND APPARENT CONFLICTS OF INTEREST

Potential conflicts of interest between F&C and F&C's clients may arise when F&C's relationships with an issuer or with a related third party conflict or appear to conflict with the best interests of F&C's clients.

F&C will indicate in its voting records available to clients whether or not a material conflict exists or appears to exist. In addition, F&C will communicate with the client (which means the independent Directors or Director(s) they may so designate in the case of the U.S. Funds and the investment adviser in the case of the Canadian Funds) in instances when a material conflict of interest may be apparent. F&C must describe the conflict to the client and state F&C's voting recommendation and the basis therefor. If the client considers there to be a reasonable basis for the proposed vote notwithstanding the conflict or, in the case of the Funds, that the recommendation was not affected by the conflict (without considering the merits of the proposal), F&C will vote in accordance with the recommendation it had made to the client.

In all such instances, F&C will keep reasonable documentation supporting its voting decisions and/or recommendations to clients.

AMENDMENT OF THE POLICIES AND PROCEDURES

These policies and procedures may be modified at any time by action of the Board of Directors of F&C but will not become effective, in the case of the U.S. Funds, unless they are approved by majority vote of the non-interested directors of the U.S. Funds. Any such modifications will be sent to F&C's clients by mail and/or other electronic means in a timely manner. These policies and procedures, and any amendments hereto, will be posted on the U.S. Funds' websites and will be disclosed in reports to shareholders as required by law.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following paragraphs provide certain information with respect to the portfolio managers of the Fund and the material conflicts of interest that may arise in connection with their management of the investments of the Fund, on the one hand, and the investments of other client accounts for which they have responsibility, on the other hand. Certain other potential conflicts of interest with respect to personal trading and proxy voting are discussed above under "Item 2 - Codes of Ethics" and "Item 7 - Proxy Voting Policies."

(A)(1) PORTFOLIO MANAGERS

R. Eric Chadwick, Donald F. Crumrine, Robert M. Ettinger and Bradford S. Stone jointly serve as the Portfolio Managers of the Fund. Additional biographical information about the portfolio managers is available in the Annual Report included in Response to Item 1 above.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The tables below illustrate other accounts where each of the above-mentioned four portfolio managers has significant day-to-day management responsibilities as of November 30, 2008:

                                                                                                  # of Accounts
                                                                                                Managed for which
  Name of Portfolio                                                  Total                       Advisory Fee is
   Manager or Team                                               # of Accounts   Total Assets        Based on
       Member                       Type of Accounts                Managed          (mm)          Performance
---------------------   --------------------------------------   -------------   ------------   -----------------
1. Donald F. Crumrine   Other Registered Investment Companies:          3           846,138              0
                        Other Pooled Investment Vehicles:               2                79              0
                        Other Accounts:                                18             1,105              0

2. Robert M. Ettinger   Other Registered Investment Companies:          3           846,138              0
                        Other Pooled Investment Vehicles:               2                79              0
                        Other Accounts:                                18             1,105              0

3. R. Eric Chadwick     Other Registered Investment Companies:          3           846,138              0
                        Other Pooled Investment Vehicles:               2                79              0
                        Other Accounts:                                18             1,105              0

4. Bradford S. Stone    Other Registered Investment Companies:          3           846,138              0
                        Other Pooled Investment Vehicles:               2                79              0
                        Other Accounts:                                18             1,105              0

POTENTIAL CONFLICTS OF INTEREST

In addition to the Fund, the Portfolio Managers jointly manage accounts for three other closed-end funds, two Canadian funds and other institutional clients. As a result, potential conflicts of interest may arise as follows:

     - ALLOCATION OF LIMITED TIME AND ATTENTION. The Portfolio Managers may devote unequal time and attention to the management of all accounts. As a result, the Portfolio Managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.

     - ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.

     - PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

     - VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among accounts. While the Adviser only charges fees based on assets under management and does not receive a performance fee from any of its accounts, and while it strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts. Consequently, though the differences in such fee rates are slight, the Portfolio Managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the Portfolio Managers in affording preferential treatment to those accounts that could most significantly benefit the Adviser.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(A)(3) PORTFOLIO MANAGER COMPENSATION

Compensation is paid solely by the Adviser. Each Portfolio Manager receives the same fixed salary. In addition, each Portfolio Manager receives a bonus based on peer reviews of his performance and the total net investment advisory fees received by Flaherty & Crumrine (which are in turn based on the value of its assets under management). The Portfolio Managers do not receive deferred compensation, but participate in a profit-sharing plan available to all employees of the Adviser; amounts are determined as a percentage of the employee's eligible compensation for a calendar year based on IRS limitations. Each Portfolio Manager is also a shareholder of Flaherty & Crumrine and receives quarterly dividends based on his equity interest in the company.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

The following indicates the dollar range of beneficial ownership of shares by each Portfolio Manager as of November 30, 2008:

                     Dollar Range of Fund Shares
       Name              Beneficially Owned*
------------------   ---------------------------
Donald F. Crumrine      $50,001 to $100,000
Robert M. Ettinger     $100,001 to $500,000
R. Eric Chadwick        $10,001 to $50,000
Bradford S. Stone       $10,001 to $50,000

* INCLUDES 4,198 SHARES HELD BY FLAHERTY & CRUMRINE INCORPORATED OF WHICH EACH PORTFOLIO MANAGER HAS BENEFICIAL OWNERSHIP.

(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Flaherty & Crumrine/Claymore Total Return Fund Incorporated


By (Signature and Title)*               /s/ Donald F. Crumrine
                                        ----------------------------------------
                                        Donald F. Crumrine, Director,
                                        Chairman of the Board and
                                        Chief Executive Officer
                                        (principal executive officer)

Date 1/28/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Donald F. Crumrine
                                        ----------------------------------------
                                        Donald F. Crumrine, Director,
                                        Chairman of the Board and
                                        Chief Executive Officer
                                        (principal executive officer)

Date 1/28/09


By (Signature and Title)*               /s/ R. Eric Chadwick
                                        ----------------------------------------
                                        R. Eric Chadwick,
                                        Chief Financial Officer, Treasurer, and
                                        Vice President
                                        (principal financial officer)

Date 1/28/09

* Print the name and title of each signing officer under his or her signature.